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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                       ----------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 13, 1999



                        CENTENNIAL HEALTHCARE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Georgia                       000-22771              58-1839701
- -------------------------------    ------------------------    -------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)



 400 Perimeter Center Terrace, Suite 650, Atlanta, Georgia           30346
                                                                   ---------
         (Address of principal executive offices)                  (Zip Code)



                                 (770) 698-9040
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)
- --------------------------------------------------------------------------------

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         Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                  16.1 Letter dated August 3, 1999 from PricewaterhouseCoopers LLP related to the change in certifying accountants.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CENTENNIAL HEALTHCARE CORPORATION
                                 (Registrant)



Date:  August 3, 1999            By:  /s/ Alan C. Dahl
       ----------------               ----------------
                                      Alan C. Dahl,
                                      Executive Vice President and Chief
                                      Financial Officer











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                                  EXHIBIT INDEX


       Exhibit No.
       -----------

       16.1                Letter dated August 3, 1999 from
                           PricewaterhouseCoopers LLP related to the change in certifying accountants.































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